UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2026

FutureCorp Space Acquisition 1
(Exact name of registrant as specified in its charter)

Cayman Islands	001-43330	98-1935958
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8605 Santa Monica Blvd.

#54207

Los Angeles, California 90069

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (213) 524-9594

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	FTRAU	The New York Stock Exchange LLC
Class A ordinary shares, par value $0.0001 per share	FTRA	The New York Stock Exchange LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	FTRAUW	The New York Stock Exchange LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Separation of Units

On July 22, 2026, the Company issued a press release to announce that holders of the units issued in the Company’s initial public offering (the “Units”), each consisting of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, may elect to separately trade the Class A Ordinary Shares and the Warrants included in the units commencing on July 27, 2026. No fractional Warrants will be issued upon separation of the Units and only whole Warrants will trade. Those Units not separated will continue to trade on the New York Stock Exchange (“NYSE”) under the symbol “FTRAU,” and the Class A Ordinary Shares and the Warrants are expected to trade on the NYSE under the symbols “FTRA” and “FTRAW,” respectively. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the Units into Class A Ordinary Shares and Warrants.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of the Company, dated July 22, 2026
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURECORP SPACE ACQUISITION 1

	By:	/s/ Joshua Marks
		Name:	Joshua Marks
		Title:	Chief Executive Officer and Chief Financial Officer

Dated: July 22, 2026

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